EXHIBIT 10.1



                            OLD LINE BANCSHARES, INC.
                           2004 EQUITY INCENTIVE PLAN

1.       PURPOSE.

         This 2004 Equity Incentive Plan (the "Plan") is intended to encourage stock ownership by officers and employees of Old Line Bancshares, Inc. (the "Company") and Subsidiaries so that they may acquire or increase their proprietary interest in the Company, and to encourage such employees to remain in the employ of the Company and its Subsidiaries, and to put forth maximum efforts for the success of the Company's and its Subsidiaries' business. The Plan is also intended to encourage directors of the Company who are not employees or officers of the Company or its Subsidiaries ("Eligible Directors") to acquire or increase their proprietary interest in the Company and to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Company and its Subsidiaries and to assist the Company in attracting and retaining highly qualified directors.

2.       DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated (other words and phrases are defined in the text of the Plan):

                  (a) "CAUSE" has the meaning ascribed to such term or words of similar import in the Grantee's written employment or service contract with the Company or a Subsidiary and, in the absence of such agreement or definition, means the Grantee's (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude;
         (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Grantee's duties or willful failure to perform the Grantee's responsibilities in the best interests of the Company or the Subsidiary; (v) illegal use or distribution of drugs;
         (vi) violation of any Company or Subsidiary rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, nondisclosure, noncompetition, nonsolicitation or other similar agreement executed by the Grantee for the benefit of the Company or a Subsidiary, all as determined by the Committee (as defined in Section 3 below), which determination will be conclusive.

                  (b) A "CHANGE OF CONTROL" shall occur upon any of the following events:

                           (i) the acquisition by any person or persons acting
                  in concert of the then outstanding voting securities of either the Company or Old Line Bank, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twentyfive percent (25%) or more of any class of voting securities of the Company or Old Line Bank, as the case may be, or such other transaction as may be described




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                  under 12 C.F.R. Section 225.41(b)(1) or any successor thereto;

                           (ii) within any twelvemonth period the persons who
                  were directors of either the Company or Old Line Bank immediately before the beginning of such twelvemonth period (the "Incumbent Directors") cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the beginning of such period will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, at least twothirds of the directors who then qualified as Incumbent Directors;

                           (iii) the approval by the stockholders of the Company
                  or Old Line Bank of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of either the Company or Old Line Bank, as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

                           (iv) the sale, transfer or assignment of all or
                  substantially all of the assets of the Company or Old Line Bank to any third party.

                  (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "COMMON STOCK" shall mean shares of the Company's Common Stock, par value $.01 per share.

                  (e) "DISABILITY" shall, in the case of an Incentive Stock Option and unless otherwise expressly provided in the applicable Award Agreement (as defined in Section 3(b)), have the meaning ascribed to such term or words of similar import in the Grantee's written employment or service contract with the Company or a Subsidiary; provided, however, that if there is no such agreement or contract and with respect to Options which are Nonstatutory Stock Options, Disability shall mean a physical or mental condition that renders the Grantee unable to perform the duties of the Grantee's customary position of service for an indefinite period that the Committee determines will be of long, continued duration. The Grantee will be considered Disabled as of the date the Committee determines the Grantee first satisfied the definition of Disability. The Committee may require the Grantee to submit to a physical examination by a physician chosen by the Committee in order to confirm the existence of a Disability.

                  (f) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (g) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) if the Common Stock is listed on a stock exchange or quoted on the automated quotation system of NASDAQ (including the NASDAQ Small Cap Market), the Fair Market Value shall be the closing sales price per share (or if such price is unavailable, the average of



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         the high bid and low asked price on that date) or (ii) if the shares of
         Common Stock are not then listed or quoted, such value as the Committee in its discretion may determine.

                  (h) "GRANTEE" shall mean a person to whom an Option, Restricted Stock Award or Restricted Unit Award has been granted.

                  (i) "INCENTIVE STOCK OPTION" shall mean an Option that is intended to be an "incentive stock option" within the meaning of
         Section 422 of the Code.

                  (j) "NONSTATUTORY STOCK OPTION" shall mean an Option that is not intended to be an Incentive Stock Option.

                  (k) "OPTION" shall mean the right, granted to a Grantee pursuant to the Plan to purchase a specified number of shares of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.

                  (l) "RESTRICTED SHARE" shall mean a share of Common Stock, awarded to a Grantee pursuant to the Plan that is subject to the terms and restrictions set forth in this Plan and by the Committee upon the award of the Restricted Share to the Grantee.

                  (m) "RESTRICTED UNIT" shall mean the right, awarded to a Grantee pursuant to the Plan, to receive an amount in cash equal to the Fair Market Value of one share of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the award of the Restricted Unit to the Grantee.

                  (n) "RETIREMENT" shall have such meaning as the Committee shall determine from time to time.

                  (o) "SUBSIDIARIES", "SUBSIDIARY" OR "SUBSIDIARY CORPORATION" shall mean any corporation or other entity which is consolidated with the Company in accordance with generally accepted accounting principles (and specifically includes Old Line Bank).

                  (p) "SUBSTITUTE AWARDS" shall mean Grants (as defined in
         Section 3 below) made in assumption of or in substitution for outstanding awards previously granted by an entity acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines, provided, however, that no Substitute Award may be made if it requires stockholder approval under the then applicable rules and interpretations of The Nasdaq Stock Market, Inc.

3.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist solely of three or more members of the Board, each of whom shall be a "nonemployee director" within the meaning of Rule 16b3, as from time to time amended, promulgated under Section 16 of the Exchange Act, and who shall be "independent" within the meaning of and to the extent required by applicable rules and interpretations of the Securities and Exchange



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         Commission and The Nasdaq Stock Market, Inc., including its Rule
         4200(a)(15), as from time to time amended.

                  (b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares and Restricted Units ("Restricted Stock Awards" and "Restricted Unit Awards", respectively, and sometimes collectively with the grant of Options, "Grants"); to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options, Restricted Stock Awards and Restricted Unit Awards shall be granted; to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options ("Option Agreements") and Restricted Stock Awards and Restricted Unit Awards ("Restricted Award Agreements") (Option Agreements and Restricted Award Agreements are sometimes referred to herein as "Award Agreements); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall not have the authority to reduce the exercise price for any Option by repricing or replacing such Option unless the Company shall have obtained the prior consent of its stockholders.

                  (c) The determinations of the Committee with respect to the Plan shall be binding and conclusive on all parties. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.

                  (d) Notwithstanding anything to the contrary contained in this
         Section 3, the full Board of Directors may exercise some or all of the powers of the Compensation Committee as set forth in the Plan with respect to Grants to Eligible Directors.

4.       ELIGIBILITY.

                  (a) Options, Restricted Stock Awards and Restricted Unit Awards may be granted to employees (including, without limitation, officers who are employees) of the Company or its present or future Subsidiaries, and to Eligible Directors of the Company or its present or future Subsidiaries. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee".

                  (b) A Grantee shall be eligible to receive more than one Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.



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                  (c) An individual who has agreed to accept employment by the
         Company or a Subsidiary shall be deemed to be eligible for Options, Restricted Stock Awards and Restricted Unit Awards as of the date of such agreement.

                  (d) Holders of options and other types of equitybased awards granted by any entity acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines are eligible for grant of Substitute Awards hereunder.

5.       STOCK.

                  (a) The shares of Common Stock subject to Options and Restricted Stock Awards hereunder may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. Subject to the next sentence, the aggregate number of shares of Common Stock as to which Options and Restricted Shares may be granted from time to time under this Plan shall not exceed 250,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in the Plan.

                  (b) If any shares subject to an Option grant or Restricted Stock Award (other than a Substitute Award) are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan. Notwithstanding the foregoing, in no event shall any such shares be again available for Grants under the Plan if such action would cause the Plan to be a "formula" plan under applicable interpretations of The Nasdaq Stock Market, Inc.

                  (c) Because Restricted Units are payable solely in cash, shares to which such a Restricted Unit relates shall not count against the limitation set forth in this Section 5 and any forfeiture, cancellation, exchange, surrender, termination or expiration of such Restricted Units shall not result in any adjustment in the shares of Common Stock available for issuance pursuant to this Section 5.

                  (d) In the event that the Committee shall determine that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, splitup, spinoff, combination or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate to reflect equitably such change in the Common Stock, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock (or other securities or property) which thereafter may be made the subject of Grants, including the aggregate limit specified in
         Section 5(a), (ii) the number and type of shares of Common Stock (or other securities or property) subject to outstanding Grants, and (iii) the grant, purchase, or exercise price with respect to any Grant or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Grant; provided, however, that the number of shares of Common Stock subject to any Grant denominated in shares of Common Stock shall always be a whole number.



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                  (e) Shares of Common Stock underlying Substitute Awards shall not count against the limit specified in Section 5(a) and shall not reduce the number of shares of Common Stock remaining available for issuance under the Plan, unless such counting or reduction is required under the applicable rules and interpretations of The Nasdaq Stock Market, Inc., as amended from time to time.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

                  (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) Type of Option. Each Option Agreement shall specifically state whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

                  (c) Option Price. Each Option Agreement shall state the Option Price, which shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option (other than in the case of Substitute Awards). The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution expressly provides for a specific later date.

                  (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash, or, at the discretion of the Committee (i) in shares of Common Stock having a Fair Market Value equal to such Option Price provided that such shares have been held by the Grantee for at least one year prior to such exercise, (ii) in a combination of cash and shares provided that such shares have been held by the Grantee for at least one year prior to such exercise, or (iii) through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.

                  (e) Term and Exercise of Options. Except as provided in
         Section 6(i) hereof or unless otherwise determined by the Committee, the shares covered by an Option shall become exercisable over such period, in cumulative installments or otherwise, or upon the satisfaction of such conditions, as the Committee shall determine; provided, however, that the Committee shall have the authority to accelerate the exercisability of all or any portion of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, and provided further, however, that no Option shall be exercisable until at least six months after it is granted and any such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Secretary of the Company; provided, however, that an Option may not be exercised at any one time as to fewer than



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         100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

                  (f) Termination. Upon an Optionee's termination of employment or cessation of service for Cause, all Options held by the Grantee, whether or not then exercisable, shall terminate immediately upon such termination of employment or cessation of service. In the event that the employment or service of an Optionee shall terminate or cease other than by reason of Cause, death, Disability or Retirement (in the case of Eligible Directors only), all Options theretofore granted to such Optionee which are not then exercisable shall immediately terminate and all Options theretofore granted to such Optionee which are then exercisable shall terminate three (3) months after such separation of employment with respect to Options granted to employees and one (1) year after cessation of service with respect to Options granted to Eligible Directors; provided, however, that the Committee may in its discretion extend the period for exercise of Options that were exercisable at the time of separation of employment or cessation of service to a later date, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof.

                  (g) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by or in service to the Company or a Subsidiary Corporation, or if the Optionee's employment or service shall terminate or cease by reason of Disability or Retirement (in the case of Eligible Directors only), all Options theretofore granted to such Optionee which are not then exercisable shall immediately terminate and all Options theretofore granted to such Optionee which are exercisable on the date of death or separation, may be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one (1) year after the date of death or termination by reason of Disability or Retirement, or at such later time as the Committee may in its discretion determine, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof.

                  (h) Nontransferability of Options. Options granted under the Plan shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) other than with respect to Incentive Stock Options, as provided in the Option Agreement. During the lifetime of the Optionee, Options may be exercised only by the Optionee, the guardian or legal representative of the Optionee, or a transferee as permitted under the Option Agreement.

                  (i) Special Provisions Applicable to Incentive Stock Options. The provisions of this Section 6(i) shall apply to the grant of Incentive Stock Options, notwithstanding any other provision of the Plan to the contrary.

                           1. Only employees of the Company or any Subsidiary
                  Corporation as described in Section 422(a)(2) of the Code may be granted Incentive Stock Options under the Plan.

                           2. To the extent the aggregate Fair Market Value
                  (determined at the time such Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any



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                  calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary Corporation) exceeds $100,000, such Option shall be treated as a Nonstatutory Stock Option.

                           3. In no event shall any employee who, at the time
                  such employee would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Company or any Subsidiary Corporation possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation, be eligible to receive an Incentive Stock Option under the Plan; provided, however, that the foregoing restriction shall not apply if at the time of the Option grant date the exercise price per share for the Option is at least 110% of the Fair Market Value on the grant date and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option grant date.

                           4. Subject to the Planwide limit specified in
                  Section 5(a), the maximum number of shares of Common Stock subject to Incentive Stock Option Awards shall be 250,000. This limitation shall be subject to adjustment as provided in
                  Section 5(d), but shall not be otherwise subject to adjustment for forfeited, cancelled, exchanged, surrendered, terminated or expired Incentive Stock Options.

                           5. The Incentive Stock Option shall expire not later
                  than 10 years after the grant date, or such shorter period as may be specified in the Award Agreement. In addition, the Incentive Stock Option shall lapse and cease to be exercisable no later than three months following the termination of Grantee's employment unless (A) the Grantee's termination of employment is a result of death or Disability, in which event the Incentive Stock Option shall lapse and cease to be exercisable no later than one year after the date of death or Disability; or (B) the Grantee dies following the termination of employment and while the Incentive Stock Option is still exercisable, in which event the Incentive Stock Option shall lapse and cease to be exercisable no later than one year after the date of death.

                           6. The Committee may adopt other terms and conditions
                  which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code and the regulations promulgated thereunder.

                  (j) Effect of a Change of Control. Unless specifically provided to the contrary in any Option Agreement, and notwithstanding any provision herein to the contrary, upon a Change in Control all outstanding Options shall become fully vested and exercisable, and any restrictions applicable to any outstanding Option shall automatically lapse. Any provision of the Plan or any Option Agreement to the contrary notwithstanding, in connection with the consummation of a Change in Control, the Committee may cause any Option granted hereunder to be canceled in consideration of a cash payment or alternative award made to the holder of such Option equal in value to the Fair Market Value of such canceled Option (which shall equal the Fair Market Value of the shares of Common Stock underlying the Option, less any exercise price therefor).



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                  (k) Except as expressly provided in Section 5(d), an Optionee shall have no rights by reason of any corporate transaction or event and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Optionee's Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or to engage in any other corporate transaction or event.

                  (l) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5(d) hereof.

7.       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS AND RESTRICTED UNIT
         AWARDS.

         Each Restricted Stock Award and Restricted Unit Award granted under the Plan shall be evidenced by a written Restricted Award Agreement between the Company and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

                  (a) Number of Shares and Units. The Committee shall determine the number of Restricted Shares to be awarded to a Grantee pursuant to the Restricted Stock Award and the number of Restricted Units to be awarded to a Grantee pursuant to a Restricted Unit Award.

                  (b) Nontransferability. Except as set forth in subsections (f) and (g) of this Section 7, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares or Restricted Units awarded to said Grantee under this Plan, or any interest therein, except by will or the laws of descent and distribution, until the Restricted Period (as defined below) shall have elapsed. The Committee may also in its discretion impose such other restrictions and conditions on Restricted Shares and Restricted Units awarded as it deems appropriate. In determining the Restricted Period of an award, the Committee may provide that the restrictions shall lapse with respect to specified percentages of the awarded shares or units upon the satisfaction of such conditions as the Committee may impose. In no event shall the Restricted Period end with respect to a Restricted Stock Award or Restricted Unit Award prior to the satisfaction by the Grantee of any liability arising under Section 8 hereof. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect. The period during which such restrictions on transfer, and such other restrictions as the Committee may impose, are in effect is referred to as the "Restricted Period."



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                  (c) Certificates Representing Restricted Shares. The Company
         shall not be required to issue stock certificates representing Restricted Shares awarded to a Grantee until the Restricted Period related to such shares has lapsed. If any stock certificates representing Restricted Shares awarded pursuant to a Restricted Stock Award are issued prior to the lapse of the Restricted Period, such stock certificate shall bear an appropriate legend referring to such restrictions. Such certificates may be retained by the Company during the Restricted Period.

                  (d) Termination. If the Grantee's continuous employment or service with the Company or any Subsidiaries shall terminate for any reason prior to the expiration of the Restricted Period applicable to any Restricted Shares or Restricted Units granted to such Grantee, or prior to the satisfaction of any other conditions established by the Committee applicable to such Grant, any such Restricted Shares or Restricted Units then remaining subject to restrictions (after taking into account the provisions of subsections (f) and (g) of this Section
         7) shall thereupon be forfeited by the Grantee and any such Restricted Shares shall be transferred to, and reacquired by, the Company or its Subsidiary Corporation at no cost to the Company or the Subsidiary Corporation. In such event, the Grantee, or in the event of his/her death, his/her personal representative, shall, with respect to any such shares, forthwith deliver to the Secretary of the Company any stock certificates in the possession of the Grantee or the Grantee's representative representing the Restricted Shares remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company.

                  (e) Rights as a Stockholder. Upon receipt by a Grantee of a Restricted Stock Award, the Grantee shall possess all incidents of ownership of the Restricted Shares (subject to subsection (b) of this Section 7), including, without limitation, the right to receive dividends.

                  (f) Effect of Certain Changes. The number of Restricted Shares or Restricted Units subject to a Grant shall be appropriately adjusted by the Committee in the event of any change in the shares of Common Stock set forth in Section 5(d). Upon the occurrence of a Change of Control, all restrictions then outstanding with respect to a Restricted Stock Award and Restricted Unit Award shall automatically expire and be of no further force and effect.

                  (g) Other Provisions. The Committee shall have the authority (and the Restricted Award Agreement may so provide) to cancel all or any portion of any outstanding restrictions and conditions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Award or Restricted Unit Award on such terms and conditions as the Committee may deem appropriate. The Restricted Award Agreements authorized under this Plan shall contain such other provisions not inconsistent with the terms hereof as the Committee shall deem advisable.

8.       WITHHOLDING TAXES.

         When a Grantee or other person becomes entitled to receive shares of Common Stock pursuant to the exercise of an Option or upon the grant of, or the lapse of restrictions relating to, a Restricted Stock Award, or to receive a cash payment with respect to a Restricted Unit Award upon the lapse of



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restrictions relating thereto, the Company shall have the right to require the
Grantee or such other person to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Committee or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable (i) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (ii) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Company shares of Common Stock (provided that such shares shall have been held for at least one year) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

9. TERM OF PLAN.

         Unless terminated earlier by the Board, the term of this Plan shall be 10 years from the date the Plan was approved by the Board, but Options, Restricted Shares and Restricted Units theretofore granted may extend beyond that date in accordance with their terms.

10. AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may, at any time and from time to time, suspend, terminate, modify or amend the Plan. Except as provided in the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any Grant previously made, unless the written consent of the Grantee is obtained. Furthermore, except as provided in the Plan, no modification or amendment of the Plan shall be made that, without the approval of stockholders, would:

                  (a) increase the total number of shares reserved for the purpose of the Plan;

                  (b) reduce the exercise price for Options by repricing or replacing such Grants; or

                  (c) amend or modify any other provision of the Plan which requires stockholder approval pursuant to the applicable rules and interpretations of The Nasdaq Stock Market, Inc.

         The Committee shall not have the authority to cancel any outstanding Option and issue a new Option in its place with a lower exercise price; provided, however, that this sentence shall not prohibit an exchange offer whereby the Company provides certain Grantees with an election to cancel an outstanding Option and receive a grant of a new Option at a future date if such exchange offer only occurs with stockholder approval.

11. EFFECTIVE DATE.

         The Plan was adopted on March 25, 2004 by the Board and will become effective on the date on which the Company's stockholders approve the Plan.



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12.      MISCELLANEOUS.

                  (a) Effect of Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

                  (b) Compliance with Legal Requirements. The Plan and the other obligations of the Company under the Plan and any agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Grant as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

                  (c) No Right to Continued Employment. Nothing in the Plan or in any agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company or any Subsidiaries, to be entitled to any remuneration or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the Company or Subsidiary Corporation to terminate such Grantee's employment.

                  (d) Grantee Rights. No Grantee shall have any claim to be made any Grant under the Plan, and there is no obligation for uniformity of treatment for Grantees. Except as provided specifically herein, a Grantee or a transferee of a Grant shall have no rights as a stockholder with respect to any shares covered by any Grant until the date of the issuance of a stock certificate for such shares.

                  (e) Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

13.      GOVERNING LAW.

         The Plan shall be construed and administered in accordance with the laws of the State of Maryland without regard to its principles of conflicts of law.



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